EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the HCIM Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the HCIM Trust for the period ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the HCIM Trust for the stated period.

/s/ David B. Perkins		/s/ Lance Baker
David B. Perkins		Lance Baker
Chief Executive Officer, HCIM Trust		Chief Financial Officer and Treasurer, HCIM Trust

Dated:	3/10/2015	Dated:	3/10/2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by HCIM Trust for purposes of the Securities Exchange Act of 1934.